SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 22, 1998


                           KIMBELL - deCAR CORPORATION
             (Exact name of registrant as specified in its charter)



     COLORADO                       33-7075-LA               33-0179781
---------------                     ------------             --------------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



1820 SHARPLESS DRIVE, LA HABRA HEIGHTS, CA                          90631
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: NONE

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN ACCOUNTANTS

         Doran Peck, C.P.A., P.C., formerly CPA's for the Company, resigned as auditor in 1996 due to retirement of Mr. Peck. Michael B. Johnson & Company, CPA's were engaged in August 1998 as auditors for Company.

         In connection with audits of two most recent fiscal years and any interim period preceding resignation, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreement(s).

         The audit report by Doran Peck, C.P.A., P.C. for the year ended December 31, 1995 and prior years 1991, 1992, 1993, and 1994, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Doran Peck, C.P.A., P.C. for the years ended December 1991 through 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by the Board of Directors as the registrant has no audit committee.

Item 5.  OTHER EVENTS

                  Not Applicable.

Item 6.  RESIGNATION OF DIRECTORS

                  Not Applicable.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

                  Not Applicable.

Exhibits

                  None

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 1998                      KIMBELL-deCAR CORPORATION


                                            By:/s/Virgil K. Kimbell
                                            ----------------------------------
                                             Virgil K. Kimbell, President

                           YOUMANS, PECK & CO., P.C.
                          Certified Public Accountants





October 22, 1998


To:  Kimbell-deCar Corporation

Dear Sirs:

This letter will confirm that Doran Peck, C.P.A. merged his practice with this firm, and subsequently has retired. Since this firm no longer does SEC audits for public companies, it cannot continue as auditor.

We have read and agree with the text contained in Item 4 of the Form 8-K for Kimbell-deCar Corporation dated October 22, 1998.



Sincerely,


/s/Bruce Youmans
Youmans, Peck & Co., P.C.
----------------------------
Bruce Youmans
President

cc:  Office of Chief Accountant
     SECPS letter file
     Securities & Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C.  20549




          2121 South Oneida Street, Suite 636, Denver, Colorado 80224
                       (303) 758-1796 Fax: (303) 758-1825